EXHIBIT 99.1

Investor Presentation
Year End Update - 2011

4
I. Overview of Meadowbrook

8
II. The Meadowbrook Approach

14
Positioned to Manage Insurance Cycles
Diverse Geographic Distribution
Our regional perspective provides the infrastructure to achieve geographic
diversification, while maintaining our effective local touch.
Meadowbrook locations
Top 10 production states (2011)
1
5
9
10
3
9
6
8
7
Bermuda

Culture of Disciplined Underwriting, Claims
Handling & Reserving
15
Loss ratio
Unusual storm losses
2006 - 2011 GAAP and Accident Year Combined Ratios
97.6%
The profitable GAAP combined ratio and overall improvements in re-estimated
accident year combined ratios reflect our disciplined culture.
2006#
2007#
2008#
2009#
2010
98.7%
96.1%
98.7%
93.6%
98.1%
93.2%
98.5%
95.0%
99.7%
Re-estimated AY Combined Ratio†
 (as of 12/31/2011)
96.2%*
95.0%*
93.2%*
98.5%
†The re-estimated AY combined ratio reflects reserve adjustments made following the accident year, for example, the 94.4% re-estimated 2006 AY combined ratio reflects
new loss development information gathered over the 5 years from 12/31/2006 to 12/31/2011; the 94.5% re-estimated 2007 AY combined ratio reflects new loss
development gathered over the 5 years from 12/31/2007 to 12/31/2011; etc.
* The 2006 - 2007 initial and re-estimated AY combined ratios excludes Century. The 2008 re-estimated AY combined ratio includes a pro-rata portion of the Century AY
2008 development for the 5 post-merger months.
# 2009, 2008, 2007 and 2006 AY and CY expense ratio reflects expense reclassification as disclosed in our May 3, 2010 8-k filing with the SEC and 2010 10-K.
100.3%
98.7%
98.7%
99.7%
2011
Expense ratio

19
III. Financial Review

20
Financial Highlights - Full Year 2011
Highlights ($ in M, except per share amounts)
Despite the unusual storm losses in 2011, we continue to achieve profitable growth.

25
IV. Investment Considerations

MEADOWBROOK℠
INSURANCE GROUP

Forward-Looking Statements & Non-GAAP Financial Measures

Certain statements made by Meadowbrook Insurance Group, Inc. in this presentation may constitute forward-looking statements including, but not limited to, those statements that include the words "believes," "expects," "anticipates," "estimates," or similar expressions. Please refer to the Company's most recent 10-K, 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially. These forward-looking statements involve risks and uncertainties including, but not limited to the following: the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectability of reinsurance; increased rate pressure on premiums; obtainment of certain rate increases in current market conditions; investment rate of return; changes in and adherence to insurance regulation; actions taken by regulators, rating agencies or lenders; obtainment of certain processing efficiencies; changing rates of inflation; and general economic conditions. Meadowbrook is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Notes on Non-GAAP Financial Measures

(1) Net operating income is a non-GAAP measure defined as net income excluding after-tax realized gains and losses.

(2) Accident year combined ratio is a non-GAAP measure that the impact of any adverse or favorable development on prior year loss reserves.

These non-GAAP metrics are common measurements for property and casualty insurance companies. We believe this presentation enhances the understanding of our results by highlighting the underlying profitability of our insurance business. Additionally, these measures are key internal management performance standards.

Presentation Outline

MEADOWBROOK℠
INSURANCE GROUP

Overview of Meadowbrook ("MIG")

Specialty niche focused commercial insurance underwriter and insurance administration services company

- Founded in 1955, organized as holding company in 1985, IPO in 1995
- Headquartered in Southfield, MI
- Platform supports both risk bearing and non-risk bearing opportunities
- Rated "A-" by A.M. Best, with statutory surplus of $385M and shareholders' equity of $592M at 12/31/2011
- Approximately $904M of GWP in 2011
- 25 locations throughout the U.S. and Bermuda with approximately 1,000 employees

Capability Building Through Successful Acquisitions

Strategic Staging of Acquisitions

Retail Agency Only

1955: Founded as a retail insurance agency

Core Capability Build Out

1985: Star Insurance Company

1990: Savers Property & Casualty Insurance Company

1994: American Indemnity Insurance Company

1996: Association Self Insurance Services

1997: Williamsburg National Insurance Company

Crest Financial Services

1998: Ameritrust Insurance Corporation

Florida Preferred Administrators, Inc.

1999: TPA Insurance Agency

Continued Synergistic Expansion

2007: USSU

2008: Procentury

- Meadowbrook actively reviews acquisition prospects on a strategic basis and enters into transactions that will increase long-term shareholder value
- We consider a range of strategic factors when looking at acquisitions including:
  - Opportunity to leverage our diverse revenue platform, by expanding current distribution, servicing capabilities, and complementary product lines and classes
  - Ability to attract talented insurance professionals that are a good fit with Meadowbrook culture
  - Opportunity to create "win-win" situation by mitigation our downside risk and providing seller with opportunity to obtain fair value through deal structure

We Have Delivered Results Over Time

Total Revenue ($M)



CAGR* (2007 to 2011) = 25%
$700
$600
$500
$400
$300
$200
$100
$-
$341
$438
$628
$750
$837
2007
2008
2009
2010
2011

Net Operating Income ($M)



CAGR* (2007 to 2011) = 14% (excludes unusual 2011 storm losses of $9.0M($5.9M after-tax))
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$27.9
$38.8
$53.5
$58.2
$40.9
$5.9
2007
2008
2009
2010
2011
Net Op. Inc.
Unusual Q2 2011 Storm Losses

GAAP Combined Ratio



Average = 95.5%
Standard Deviation = 2.6%
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
96.1%
93.6%
93.2%
95.0%
99.7%
2007
2008
2009
2010
2011

Shareholders' Equity ($M)



CAGR* (12/31/2007 to 12/31/2011) = 18%
$700
$600
$500
$400
$300
$200
$100
$-
$302
$438
$503
$547
$592
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011

*CAGR=Compound annual growth rate

MEADOWBROOK℠ INSURANCE GROUP

The Meadowbrook Approach

We seek to leverage the unique characteristics of our balanced business model to achieve consistent, profitable results across the market cycle.

Our Objective:

- To deliver consistent earnings, across the market cycle, with a target return on average equity of 10% - 17%
- We view objective relative to risk free rate, reinvestment rate



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
11.1%
10.5%
11.4%
11.1%
7.2%
8.2%
4.0%
2.3%
3.9%
3.3%
1.9%
1.9%
2007
2008^
2009
2010
2011 (1)
2011 (2)
ROAE (Net Op. Inc.)
10 Year US Treasury Yield

(1) As reported
(2) Pro forma, results exclude $5.9M of unusual 2011 after-tax storm losses

The Meadowbrook Approach

MEADOWBROOK INSURANCE GROUP

Our balanced business model allows us to adapt to changing market conditions and deliver more predictable results.

Diverse Revenue Sources	• Earned premium from insurance operations • Fee revenue from risk management services • Flexibility to utilize multiple distribution channels
Positioned to Manage Insurance Cycles	• Product, program and geographic diversification • Admitted market capabilities contribute to stability and higher renewal retention • Non-admitted capabilities enable opportunistic response in volatile pricing environment
Culture of Disciplined Underwriting, Claims Handling & Reserving	• Team of talented insurance professionals with a wide range of expertise across all functions and lines of business • Focused on achieving pricing adequacy and adherence to disciplined underwriting standards
Conservative Investment Philosophy	• High-quality fixed income approach to our $1.4B portfolio • Investment approach reinforces our focus on underwriting profitability
Strong Capital and Liquidity Position	• Insurance subsidiaries rated A- (Excellent) by A.M. Best • Insurance subsidiary surplus levels can support meaningful premium growth • Insurance subsidiaries have additional borrowing capacity through FHLB membership • Generate cash flows from both regulated and non-regulated sources, which provides flexibility • Manageable debt levels, with access to $35M line of credit ($4.5M outstanding balance at 12/31/2011)

Diverse Revenue Sources

Diverse revenue sources enhance the durability of our business model.

Insurance Operations

2011
Net Earned Premium: $747.6 M
Pre-Tax Net Earned Premium Profit : $2.6M
Net Investment Income: $54.5M

- Admitted programs & standard products
- Main Street Excess & Surplus Lines
- Non-admitted programs
- Specialty markets

Net Commission & Fee Revenue

2011
Net Commission & Fee Revenue: $32.1 M
Pre-Tax Commission & Fee Income: $7.3M

- Relatively small but provides a valuable source of unregulated cash flow
- Agency commission from non-affiliated carriers
- Managed program revenue
- Municipality and association clients

Positioned to Manage Insurance Cycles

Diverse Range of Capabilities Developed Across Various Market Segments

	Description	Examples
Admitted Programs & Standard Market Products 2011 GWP: $488M	• Homogeneous specialized programs • Heterogeneous geographic centers • Promotes specialty agents • Includes standard market products	• Food service industry • Educators • Auto re-possessors • Custom harvesters
Main Street Excess and Surplus Lines 2011 GWP: $122M	• Broad classes of "Main Street" commercial risks • Promotes general agent distribution	• Apartments, hotels and motels • Contractors liability • Restaurants, bars and taverns • Convenience stores
Non-Admitted Programs 2011 GWP: $43M	• Specialized programs ignored or underserved by the standard market • Promotes wholesalers with specialty underwriting authority	• Oil and gas contractors • Pet-sitters • Professional liability • Package delivery
Specialty Market Products 2011 GWP: $251M	• Solutions designed for very specific products and market segments • Includes both admitted and excess & surplus lines business	• Excess workers' comp • Environmental • Marine • Med Mal

Positioned to Manage Insurance Cycles

Diverse Mix of Business

2011 Gross Written Premium Business Mix

- We have built our business to create product diversification as indicated by the mix of business
- This platform enables us to grow our business opportunistically with a focus on underwriting discipline and pricing adequacy
- Our wide range of product expertise positions us well to support future growth
- Our new business is primarily rollover books of business with a proven track record of profitability



38%
17%
13%
11%
8%
3%
3%
2%
2%
1%
3%
Workers' compensation (38%)
Other liability (17%)
Commercial multi-peril (13%)
Commercial auto (11%)
Excess workers' compensation (8%)
Commercial physical damage (3%)
Inland marine (3%)
Fire (2%)
Aircraft (2%)
Med mal (1%)
Other (3%)



1
2
3
4
5
6
7
8
9
10

2011 GWP as % of Total GWP for Top 10 States				
CA - 33.2%	FL - 9.9%	TX - 6.5%	NJ - 4.4%	NY - 3.7%
IL - 2.7%	MO - 2.6%	MI - 2.4%	PA - 2.2%	LA - 2.0%


120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
62.3%
63.4%
61.2%
63.8%
62.0%
64.2%
60.7%
66.0%
60.6%
65.3%
66.3%
64.1%
2.3%
1.2%
33.5%
33.5%
34.9%
34.9%
31.6%
31.6%
32.5%
32.5%
34.4%
34.4%
33.4%
33.4%
GAAP
AY
GAAP
AY
GAAP
AY
GAAP
AY
GAAP
AY
GAAP
AY

Conservative Investment Philosophy

We maintain a high-quality, low-risk investment portfolio.

- Low equity risk exposure
  - 98% fixed income and cash
  - 2% equity
- High credit quality
  - 99% of bonds are investment grade
  - Average S&P rating of AA/Moody's of Aa3
- Interest Rate Risk Protection
  - Hold to maturity
  - High credit quality = low historical impairments
  - Access to additional capital if needed

Portfolio Allocation and Quality

$'s in (000's)	% Allocation 12/31/2011	Fair Value	Gross Unrealized Gain Position	Avg. Moody's	Avg. S&P
Fixed Income					
US Government and Agencies	*2%*	$ 22,366	$ 1,856	Aaa	AA+
Corporate	*36%*	$ 509,069	$ 39,299	A2	A
Mortgage and Asset Backed	*16%*	$ 219,059	$ 14,752	Aaa	AA+
Municipal	*44%*	$ 606,001	$ 49,737	Aa2	AA+
Preferred Stock Debt	*0%*	$ 2,254	$ 329	Ba2	BB
Total Fixed Income	98%	$1,358,749	$ 105,974		
Equities					
Preferred Stock	*1%*	$ 12,147	$ 1,733		
Mutual Funds	*1%*	$ 15,027	$ 265		
Total Equities	2%	$ 27,174	$ 1,998		

NOTE: *Data above as of December 31, 2011*

Conservative Investment Philosophy

Our high quality investment portfolio is well matched to our loss reserves and generates a predictable stream of income.

- Net investment income has grown to $55M in 2011 from $26M in 2007
- Invested asset base increased to $1.4B at 12/31/2011, from $0.6B at 12/31/2007
- Pre-tax book yield was 4.0% at 12/31/2011 vs. 4.5% at 12/31/2007
- The duration of our portfolio increased to 4.9 years at 12/31/2011 from 4.4 years at 12/31/2007
- The duration on net reserves of $879M is approximately 3.8 years

Pre-tax Net Investment Income ($ in M) and Average Investment Yield



$60
$50
$40
$30
$20
$10
$-
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4.5%
4.2%
4.4%
4.2%
4.0%
4.0%
2.3%
3.9%
3.3%
1.9%
$26
$37
$50
$54
$55
2007
2008
2009
2010
2011
Investment Income
Yield
10 Year Treasury Yield

*4.4 *4.8 *5.1 *5.0 *4.9

*Effective Duration

Strong Capital and Liquidity Position

We are working from a strong capital position as our surplus levels support future growth, our debt levels are low, our dividend payout ratio is sustainable, and we have the ability to fund additional share repurchases.

	Actual	Targeted Maximum
• Statutory Premium Leverage (TTM 12/31/11)		
• GWP to Statutory Surplus	2.3 to 1	2.75 to 1
• NWP to Statutory Surplus	2.0 to 1	2.25 to 1

- Debt to Equity (12/31/11): 18.5%; 4.8% excluding debentures
- Debt to Total Capital (12/31/11): 15.6%; 4.6% excluding debentures
- Dividend Yield (at 2/23/11): 2.0%
- Dividend Payout Ratio* (TTM 12/31/11): 21.7%
- During 2011 we repurchased 2.2M shares at an average cost of $9.19 per share; these accretive share repurchases increased book value per share by $0.09.
- Management is authorized to repurchase up to an additional 5M shares

**Dividend payout ratio calculated as: 2011 dividends paid / 2011 net operating income*

MEADOWBROOK INSURANCE GROUP

	Full Year 2010	Full Year 2011	Per Share 2010	Per Share 2011
Gross Written Premium	$ 801.9	$ 904.0		
Reported Net Operating Income (NOI*)	$ 58.2	$ 40.9	$ 1.07	$ 0.78
Unusual Storm Losses (Net of Tax)	$ -	$ 5.9	$ -	$ 0.11
PY Development (Net of Tax)	$ (20.2)	$ 4.8	$ (0.37)	$ 0.09
NOI Ex Unusual Storm Losses and Development	$ 38.0	$ 51.6	$ 0.70	$ 0.98
Reported GAAP Combined Ratio	95.0%	99.7%		
Accident Year Combined Ratio	99.7%	98.7%		
Accident Year Combined Ratio Ex Unusual Q2 2011 Storm Losses	99.7%	97.5%		
Book Value per Share			$ 10.28	$ 11.60
Quarterly Dividend Per Share			$ 0.04	$ 0.05

2011 Expense Ratio Analysis

Reduction in internal expense ratio reflects a reduction in variable compensation and the leveraging of fixed costs over a larger premium base.

Net earned premium	$659.8M	$747.6M(1)	$738.9M(2)
Policy acquisition and other u/w expenses	$227.0M	$249.6M	$249.6M
Expense ratio	34.4%	33.4%	33.8%



40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
8.6%
25.8%
7.9%
25.5%
8.0%
25.8%
2010
2011(1)
2011(2)
External Expense Ratio
Internal Expense Ratio

(1) As Reported
(2) Pro forma, excludes impact of a one-time replacement policy for one of our self-insured clients for which we purchased a reinsurance policy from a third-party reinsurer and transferred 100% of the risk. This transaction had no impact on the combined ratio or underwriting profit, but did result in a 0.4% increase to the loss & LAE ratio and a corresponding decrease to the expense ratio.

2011 Loss & LAE Ratio Analysis

The increase in the GAAP loss & LAE ratio reflects a change in development in 2011 as compared to 2010, while the accident year loss and LAE ratio improvement reflects the impact of underwriting and pricing actions taken over the last twelve months.

GAAP Loss & LAE Ratio | **AY Loss & LAE Ratio**



70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
4.5%
60.6%
66.3%
65.9%
65.1%
65.3%
1.2%
64.1%
64.9%
1.2%
63.7%
2010
2011(1)
2011(2)
2010
2011(1)
2011(2)
Loss & LAE
Favorable Development
Unusual 2011 Storm Losses

(1) As Reported

(2) Pro forma, excludes impact of a one-time replacement policy for one of our self-insured clients for which we purchased a reinsurance policy from a third-party reinsurer and transferred 100% of the risk. This transaction had no impact on the combined ratio or underwriting profit, but did result in a 0.4% increase to the loss & LAE ratio and a corresponding decrease to the expense ratio.

MEADOWBROOK INSURANCE GROUP

Underwriting & Pricing Actions Taken

We actively manage our business to achieve profitable results.

Workers Comp Rate Increases:

- California: 26.9% cumulative rate increase since 2008 (7.7% effective 3/1/11, 9.2% effective 4/1/10, 10.0% effective 10/1/09)
  - Additional 8.3% rate increase to be effective 4/15/12
- Florida: 7.8% (effective 1/1/11)
  - Additional 8.9% rate increase to be effective 1/1/12
- New Jersey: 3.9% (effective 1/1/11)

Underwriting Actions:

- Took action on certain workers' compensation programs securing significant rate increases, as well as restricting business from certain states and classes of business
- Took action on a national transportation program securing significant rate increases, as well as tightening underwriting procedures through review of driver records
- Maintain culture of "early intervention" through continuous review of all programs and books of business to ensure that our profitability targets are met

2011 Results and 2012 Guidance

Looking ahead, we believe our balanced business model positions us well to continue to deliver predictable earnings

2011 Results

Gross Written Premium

- $904M

GAAP Combined Ratio

- 99.7%*

Net income from operations

- $40.9M*

Net operating income per share

- $0.78*

* 2011 results include unusual storm activity that increased the combined ratio by 1.2%, reduced net income by $5.9M and reduced net operating income per share by $0.11.

2012 Guidance

Gross Written Premium

- Range of $890M - $910M

GAAP Combined Ratio

- 97.5% - 98.5%

Net income from operations

- $46M - $51M

Net operating income per share

- $0.90 - $1.00

Driving Long-term Enterprise Value

- Leverage multiple revenue sources and diverse insurance offering to maximize opportunities across market cycles
- Increase underwriting leverage through selective growth opportunities, while sustaining appropriate diversification
- Increase investment leverage through cash from operations
- Leverage fixed costs over a larger revenue base
- Increase fee-for service income through new opportunities and margin expansion

Investment Considerations

- Balanced business model delivers consistent, profitable results
  - Average GAAP combined ratio of 95.5% (2007-2011)
  - GAAP combined ratio standard deviation of 2.6% (2007-2011)
  - Average ROAE (net operating income)10.2% (2007-2011)

- Proven history of generating profitable growth
  - Revenue CAGR (2007-2011): 25%
  - Net Operating Income CAGR (2007-2011): 10%
  - BVPS CAGR (12/31/2007-12/31/2011): 9%

- Strong balance sheet
  - Current capital and low debt levels position us well to fund future growth
  - High-quality, low-risk investment portfolio
  - Disciplined reserving culture and track record of reserve adequacy

- Proactive capital management
  - Since 2008 we have returned $84M, or 44% of net operating income, to shareholders through dividends and share repurchases
  - Quarterly dividend initiated in 2008; increased to $0.05 per share in 2011
  - Management authorized to repurchase up to 5M shares